Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Fei Hao, President, Chief Executive Officer, Secretary, and Director of Kenloc, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the quarterly report on Form 10-Q of Kenloc, Inc. for the period ended December 31, 2019 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kenloc, Inc.

Dated: February 14, 2020

/s/ Fei Hao
Fei Hao
President, Chief Executive Officer, Secretary, and Director
(Principal Executive Officer)

The undersigned, He Lixin, Chief Financial Officer and Treasurer, of Kenloc, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the quarterly report on Form 10-Q of Kenloc, Inc. for the period ended December 31, 2019 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kenloc, Inc.

Dated: February 14, 2020

/s/ He Lixin
He Lixin
Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Kenloc, Inc. and will be retained by Kenloc, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.